Exhibit 99.2

This Statement on Form 3 is filed by Apollo Management IV, L.P., Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P. and Apollo Advisors IV, L.P. The principal business address of each of the Reporting Persons is Two Manhattanville Road, Purchase, New York 10577.

Name of Designated Filer:  Apollo Management IV, L.P.

Date of Event Requiring Statement:  March 16, 2006

Issuer Name and Ticker or Trading Symbol:  iPCS, INC. (IPCS)

APOLLO INVESTMENT FUND IV, L.P.

By:	APOLLO ADVISORS IV, L.P.
Its General Partner

	By:	APOLLO CAPITAL MANAGEMENT IV, INC.
Its General Partner

		By:	/s/ Patricia M. Navis
Patricia M. Navis
Vice President

APOLLO OVERSEAS PARTNERS IV, L.P.

By:	APOLLO ADVISORS IV, L.P.
Its Managing General Partner

	By:	APOLLO CAPITAL MANAGEMENT IV, INC.
Its General Partner

		By:	/s/ Patricia M. Navis
Patricia M. Navis
Vice President

APOLLO MANAGEMENT IV, L.P.

By:			AIF IV MANAGEMENT, INC.
Its General Partner

	By:	/s/ Patricia M. Navis
Patricia M. Navis
Vice President

APOLLO ADVISORS IV, L.P.

By:	APOLLO CAPITAL MANAGEMENT IV, INC.
Its General Partner

By:	/s/ Patricia M. Navis
Patricia M. Navis
Vice President